Events After Reporting Period	12 Months Ended
Mar. 31, 2026
Events After Reporting Period [Abstract]
Events after reporting period
27.	Events after reporting period

The Company evaluated all events and transactions that from March 31, 2026, up through July 30, 2026 which is the date that these consolidated financial statements are available to be issued, there are not any material subsequent events that require disclosure in these consolidated financial statements except below:

On April 8, 2026, PMV, a wholly-owned subsidiary of the Company entered into a convertible bond purchase agreement (the “Agreement”) with Dumaine in connection to Dumaine’s sale and issuance of an aggregate principal amount of US$2.5 million newly issued senior unsecured convertible bonds (the “Instrument”). Interest is payable by Dumaine to PMV semi-annually in cash under the Instrument at an interest rate of 6% per annum. The Instrument is due on the five-year anniversary of the date of issuance unless earlier converted or repaid.

On June 5, 2026, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with a certain institutional investor (the “Investor”) whereby the Company agreed to issue and sell a new series of senior unsecured convertible promissory notes of the Company (the “Notes”), in the aggregate original principal amount of up to US$25,000,000, which Notes shall be convertible into the Company’s Class A Ordinary Shares, par value US$0.00001 per share, in accordance with the terms therein. The Initial Closing (as defined in the Securities Purchase Agreement) occurred on June 5, 2026, whereby the Company issued and sold to the Investor an initial Note in the aggregate original principal amount of US$1,000,000. The Company and the Investor also entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Company agreed to provide certain registration rights with respect to the Registrable Securities as defined therein.

The Second Closing of the Securities Purchase Agreement (as defined therein) occurred on June 25, 2026, whereby the Company issued and sold to the Investor a second note in the aggregate original principal amount of US$1,000,000 (the “Second Note”). The Second Note bears interest at a rate of 10% per annum (subject to adjustment therein), and matures on June 5, 2029. The Second Note is convertible, in whole or in part, at any time after issuance, into the Company’s Class A Ordinary Shares at 105% of the principal converted, subject to the terms therein.

On June 8, 2026, PMV, Mr Duncan Miao and Mr David Miao, entered into another sales and purchase agreement, pursuant to which PMV conditionally agreed to purchase, and Mr. Miao Duncan and Mr. Miao Tai Wai, David, conditionally agreed to sell, an aggregate of additional 15% of Dumaine at aggregate consideration of US$2.5 million to be settled entirely in cash, which are to be funded solely by cash on hand of PMV.

Further to the delinquency letter from the Nasdaq Staff dated December 22, 2025, on June 23, 2026, the Company received another letter from Nasdaq, indicating that the Company is granted an additional 180 calendar days, until December 21, 2026, to regain compliance with the minimum bid price requirement of $1 per share, as stipulated by Nasdaq Listing Rule 5550(a)(2). If compliance cannot be demonstrated by December 21, 2026, Nasdaq Staff will provide written notification that the Company’s securities will be delisted. At that time, the Company may appeal Nasdaq Staff’s determination to a Hearings Panel.